Exhibit 10.09

AMENDMENT NO. 1 TO

STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of February 14, 2014, [***], dated as of January 29, 2014 (the “Agreement”), by and between Xenetic Biosciences, Inc., a Nevada corporation (the “Company”), and Baxter Healthcare SA (the “Investor”).

WHEREAS, the Company and the [***] desire to modify the definition of “[***]” in the Agreement in order to ensure that the [***] subject to the [***] properly measured; and

WHEREAS, capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definition of Measurement Period.

The definition of [***] in Section 4(d) of the Agreement is hereby amended to mean the period from (i) [***] on the date of the Agreement to (ii) [***] following the date thereof.

2.	General Provisions.

(a) Counterparts. This Amendment may be executed in multiple counterparts (including by means of telecopied signature pages or signature pages in “.pdf”, “.tif” or similar format sent as an attachment to an electronic mail message), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

(b) Choice of Law. The construction, validity and interpretation of this Amendment will be governed by and construed in accordance with the internal [***], without giving effect to principles of conflicts of laws or choice of law of [***] or any other jurisdiction which would result in the application of the law of any jurisdiction other than the [***].

(c) Entire Agreement. The Agreement, as amended by this Amendment, contains the complete agreement among the parties hereto and supersedes any prior understanding, agreement or representation by or among the parties hereto, written or oral, that may have related to the subject matter hereof in any way. Other than as specifically amended by the terms hereof, the Agreement remains in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

THE COMPANY:

XENETIC BIOSCIENCES, INC.

By:	/s/ M. Scott Maguire
	Name:	M. Scott Maguire
	Title:	CEO

INVESTOR:

BAXTER HEALTHCARE SA

By:
Name:
Title:

By:
Name:
Title: